UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2684

T. Rowe Price Tax-Free Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 29

Date of reporting period: August 31, 2012

Item 1. Report to Shareholders

Tax-Free Income Fund	August 31, 2012

The views and opinions in this report were current as of August 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced good returns in the last six months, performing in line with taxable bonds and continuing a tremendous performance streak. Longer-term munis rose with Treasuries, but to a lesser extent, as the European sovereign debt crisis continued to simmer, U.S. job growth moderated, and emerging markets economies cooled. Munis were also supported by strong demand as state and local governments continue to balance budgets in challenging economic times. T. Rowe Price’s Tax-Free Funds’ performance was mixed versus their benchmarks in the last six months, but their longer-term relative performance remained favorable.

MARKET ENVIRONMENT

The U.S. economy has been expanding at a modest pace in 2012 compared with what is typically seen in the years following a deep recession. Although job growth moderated in the second quarter after a strong start to the year, the economy has shown resilience in the face of a nascent recession and ongoing sovereign debt crisis in Europe, a slowdown in Chinese growth, and bouts of global market volatility. We believe growth will continue at a modest to moderate pace in the months ahead, but uncertainty about the “fiscal cliff” of federal tax increases and spending cuts scheduled to take place at the end of 2012 could restrain economic activity.

To help keep long-term interest rates low, the Federal Reserve announced that it would continue its maturity extension program, which had been set to expire at the end of June, for six more months. Through this program, the Fed sold $400 billion of its short-term Treasuries and purchased an equal amount of long-term Treasuries from autumn 2011 through mid-2012. By the end of 2012, the central bank plans to exchange an additional $267 billion in short-term Treasuries for long-term government bonds. More recently, the Fed announced further easing to stimulate the U.S. economy and reduce unemployment, including plans to purchase $40 billion of mortgage-backed securities each month.

In the last six months, shorter-term municipal yields remained very low and were little changed, but longer-term muni yields declined with Treasury yields, albeit to a lesser extent. With municipal yields higher than Treasury yields across the board, tax-free securities are a very attractive alternative for fixed income investors. For example, as of August 31, 2012, the 2.89% yield offered by a 30-year tax-free municipal bond rated AAA was 108% of the 2.67% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 4.01% in order to receive the same after-tax income. For more information about calculating taxable-equivalent yields, please see the sidebar on page 3.

MUNICIPAL MARKET NEWS

Municipal issuance totaled about $253 billion in the first eight months of 2012, according to The Bond Buyer. However, much of the year-to-date issuance reflects municipalities refinancing their debt to take advantage of low long-term interest rates rather than net new issuance. Supply is expected to increase in September and October, and full-year issuance is likely to approach $400 billion. One positive factor for munis is that austerity-minded state and local government leaders have been conservative about adding to indebtedness, despite prevailing low yields. Another favorable factor supporting the market is brisk demand, particularly for long-term issues.

Many states continue to face fiscal difficulties and have been forced to raise taxes and fees and cut spending to close budget deficits. We believe many states deserve high credit ratings, and we do not see a near-term threat to their ability to continue servicing their outstanding debts. However, we have longer-term concerns about the states’ willingness and ability to address sizable pension obligations and other retirement benefits.

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. More important than how much you make on your investments is how much you get to keep after taxes. Even though municipals typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities.

The table below shows the tax-exempt yield versus the taxable-equivalent yield for investors in several federal marginal tax brackets. As you can see, an investor in the 33% bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

The method for calculating a taxable-equivalent yield is relatively straightforward. First, subtract your federal tax bracket, expressed as a decimal, from 1.00 and divide that number into the tax-free yield. For example, an investor in the 33% tax bracket considering a tax-free security yielding 5.0% would do the calculation as follows: $1.00 - 0.33 = 0.67$. Next, divide the tax-free yield (5.0% in this case) by that number ($5.0 \div 0.67$). The result is a 7.5% taxable-equivalent yield.

If we were to factor in state and local income tax rates—which, of course, will vary widely—the taxable-equivalent yield calculations would be more complicated. However, the tax brackets and the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields			
	Your Federal Marginal Tax Bracket			
	25%	28%	33%	35%
1.0%	1.3%	1.4%	1.5%	1.5%
1.5	2.0	2.1	2.2	2.3
2.0	2.7	2.8	3.0	3.1
2.5	3.3	3.5	3.7	3.8
3.0	4.0	4.2	4.5	4.6
3.5	4.7	4.9	5.2	5.4
4.0	5.3	5.6	6.0	6.2
4.5	6.0	6.3	7.2	6.9
5.0	6.7	6.9	7.5	7.7

*Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Municipal bond performance in the last six months was driven, once again, by investors’ search for higher yields in a low interest rate environment. Long-term bonds outperformed shorter-term securities, low-quality issues outpaced higher-quality munis, and revenue bonds surpassed state and local general obligations (GOs). We generally favor bonds backed by a dedicated revenue stream over GOs. Among revenue bonds, the performance of most sectors varied little. The main exceptions were industrial revenue and health care, which were leading segments, while power and special tax revenue bonds trailed with milder gains. We are becoming more selective among hospital revenue bonds, as new issue supply and some credit concerns are weighing on the sector. Prerefunded bonds, which are backed by U.S. Treasuries, continued to produce modest gains due to their high-quality and short-term characteristics.

PORTFOLIO STRATEGY

The fund returned 0.01% during the six-month period ended August 31, 2012, which was in line with the performance of the Lipper Tax-Exempt Money Market Funds Average. All money market rates continue to be closely tied to the Federal Reserve’s fed funds target rate of 0.00% to 0.25%.

Tax-exempt money market rates seem to have found some measure of equilibrium in the past six months. As the prospects for 0% interest rates into 2015 remain very likely, and with supply and demand seemingly in balance for now, the money market yield curve has stabilized somewhat. This curve ranges from about 15 basis points (0.15%) on overnight investments to around 22 basis points on one-year maturities. In the past six months, the curve has flattened as 1- to 90-day yields moved higher while 6- to 12-month yields were relatively unchanged. Barring a change in Fed policy, a major credit event in Europe, or a shift in supply, we expect rate movement to remain benign in the near term. For investors, money market returns will remain minimal. Given this outlook, we are comfortable maintaining a target weighted average maturity at the long end of our permissible range and continue to operate with a target of 50 to 55 days.

Credit quality remains a key focus in the management of the fund. We still have significant exposure to high-quality state and local general obligations, hospitals, and university securities. Bank liquidity providers figure prominently in the financing of many short-term municipal borrowings, and we are mindful of their impact on this segment of the market.

In August, the Securities and Exchange Commission (SEC) concluded that further changes to the rules governing money market funds would not be addressed at this time. The significant risk-limiting measures implemented by the SEC in 2010, which mandated higher liquidity requirements and reduced credit risk, have resulted in more resilient money fund products throughout the industry—although we have consistently strived to avoid inappropriate risks. Liquidity and principal stability remain fundamental needs for shareholders, and we are focused on managing the fund with those needs in mind.

TAX-FREE SHORT-INTERMEDIATE FUND

The fund returned 0.89% during the six months ended August 31, 2012, compared with 1.06% for the Lipper Short-Intermediate Municipal Debt Funds Average, which measures the performance of competing funds. (Performance was 0.09% for the Advisor Class since its inception on August 8, 2012). The fund’s net asset value per share was $5.71 at the end of August, the same as six months earlier. Dividends per share contributed $0.05 to the fund’s total return during the six-month period.

At the beginning of the reporting period, we expected short-term interest rates to remain low for the foreseeable future. Accordingly, we focused on generating attractive returns from longer-term bonds with higher yields whose maturities were getting closer, overweighting sectors of the market that offered greater yield while remaining wary of taking on too much risk with specific security selection—particularly in the current challenging environment for many municipal bond issuers.

At the same time, we managed the fund’s duration so that it ranged from neutral to slightly longer than that of our benchmark. (The longer a fund’s duration, the greater its sensitivity to interest rate changes.) Early in the period, we attempted to reduce our cash level and keep it at a minimum. Most of our new purchases have been of bonds with three- to six-year maturities. We were overweight in so-called spread sectors—those offering relatively high yields compared with high-quality bonds—and added to transportation, hospitals, electric revenue, and similar sectors opportunistically throughout the period. In an effort to put cash to work most effectively, we invested new funds into longer-term, higher-quality state general obligation bonds when spread sector securities were unavailable.

Toward the end of the period, we reversed course a bit and elected to allow our cash reserves to start building back up. New issue activity in August was limited, and trading volumes were low. As such, we slowed the pace of our reinvestment in the face of prospectively higher new issue volume in the fall.

At the end of the period, transportation bonds accounted for 18.0% of the portfolio, up from 15.8% last February. Health care was roughly the same at 13.8%, state and local GOs combined had risen from 19.9% to 22.5%, and the portfolio’s allocation to electric utility bonds had slipped from 11.7% to 10.2%. AA and A bonds composed the lion’s share, with a total of 82% of net assets, while AAA and BBB fleshed out the remainder of the portfolio. Many of our transportation and health care bonds, particularly those rated A and lower, have been among the best performers for the portfolio.

TAX-FREE INCOME FUND

Your fund returned 3.78% during the past six months, slightly ahead of the 3.72% return for the Lipper General & Insured Municipal Debt Funds Average. (Performance for the Advisor Class was somewhat lower, reflecting its different fee structure.) The fund’s net asset value per share was $10.55 at the end of August compared with $10.37 at the end of February. Dividends per share contributed $0.21 to the fund’s total return during the past six months.

We continued to emphasize longer-term bonds in the portfolio. The municipal yield curve remained steep, and shorter maturities offered little in the way of yields, accounting for our underweight position in the 3- to 15-year maturity range. We increased our overweighting in bonds with maturities of 20 years and longer where interest rates are more compelling. We reduced the fund’s cash position and holdings inside of two years, whose performance lagged the overall market. Our strategy is to redeploy assets into longer maturities as opportunities arise. The fund’s duration was relatively unchanged at 5.3 years—longer relative to the benchmark. Our weighted average maturity lengthened a full year, which benefited performance.

We were underweight GO debt and overweight revenue bonds relative to the benchmark. Our outlook for states has stabilized, but we believe that many municipalities at the local level still face fiscal challenges—a view reflected in the fund’s five largest sectors. Transportation is the largest at just below 24%. Health care is next at 18.8%, up from 16.5% at the end of February. Both sectors offer attractive yields relative to comparable securities in other areas. During the six-month period, revenue bonds outperformed GOs, with health care and industrial and pollution control bonds generating exceptionally strong returns.

We made slight shifts in the fund’s quality diversification. Exposure to AAA bonds declined to 6% of assets. AA holdings fell slightly to 34%. We were underweight in both categories and overweight in A and BBB securities after increasing our exposure during the period—another boost to fund results. Holdings that underperformed were the same as during the last reporting period: high-quality bonds with short durations.

We were active buyers of bonds during the period, increasing our exposure to the North Texas Thruway Authority, currently one of our largest guarantors. In the hospital sector, we purchased two new names—California Health Facilities for Stanford Health and Connecticut Health and Ed for Stamford Hospital. In our view, the extra yield from these and other transportation and health care holdings should contribute to relative performance versus the benchmark going forward. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

TAX-FREE HIGH YIELD FUND

The Tax-Free High Yield Fund returned 6.06% during the past six months compared with 6.35% for the Lipper High Yield Municipal Debt Funds Average, which measures the performance of similar funds. (Performance was 0.54% for the Advisor Class since its inception on August 8, 2012). The fund’s net asset value per share was $11.77 at the end of August, up from $11.35 at the end of February, and dividends per share contributed $0.26 to the fund’s total return during the past six months. Please note that the Barclays 65% High-Grade/35% High-Yield Index has been added to the Growth of $10,000 chart on page 20. We believe this index better reflects the fund’s investment program than the Barclays Municipal Revenue Bond Index, and it will now serve as the fund’s primary benchmark as of August 31, 2012.

Medium- and lower-quality municipal bonds continued to post stellar returns during the six-month period. Restrained new issue supply, reasonably attractive risk premiums, a slow but growing economic climate, and significant investor demand for tax-exempt income in a low interest rate environment drove bond prices higher throughout the period.

We continued to favor tax-exempt bonds issued by corporate borrowers. Since the beginning of the financial crisis, many corporations have focused on efficiency in their core businesses and on improving the health of their balance sheets, favoring bondholders. Valuations in corporate industrial and pollution control revenue bonds improved during the period but still offer attractive value from a long-term perspective. We added to our Southwest Airlines holdings and maintained significant exposure to Dow Chemical and Marathon Oil.

We added to our positions in essential service revenue bonds, most notably airports and toll roads. Large, capital-intensive infrastructure projects generate significant revenue streams for debt payment and often benefit from little or no direct competition. The fund increased its holdings in Dallas/Fort Worth International Airport and initiated holdings in two new Virginia road and tunnel projects.

We benefited from significant stakes in health care-related debt. Returns for hospital revenue bonds and life care facilities were among the highest for the period. Hospital bonds shrugged off previous concerns regarding national health care reform and potential reimbursement changes. Many life care bonds posted stable operations and improved occupancy statistics as the real estate market stabilized. New issue supply in this sector has been limited. Our Barnabas Health (NJ) bonds performed well, as operations continued to improve following the challenges faced several years ago.

Our conservative positioning in tobacco securitization bonds was a drag on returns for the period. These highly structured bonds rely on continued cigarette consumption, which has been declining, to provide revenues for future bond payments. To date, the decline in smoking has far outpaced projections, significantly hurting the likelihood of full and timely payment on most tobacco bonds. In the past few years, ratings on the bonds suffered significantly (most were lowered to B). More recently, strong investor demand for high nominal yields and less onerous consumption declines drove a bounce in the bonds.

Higher-yielding municipals have had a strong run in recent years. Significant investor demand for income and greater comfort in the credit landscape for municipals have reduced risk premiums. From a longer-term perspective, we remain constructive on medium- and lower-quality bonds, and we believe the market is fairly compensating investors for assuming credit risk.

OUTLOOK

While we are pleased with the tremendous performance of municipal bonds over the last 18 months, we believe that returns in the period ahead will moderate, as the credit and economic environment for municipalities is likely to remain challenging and yields are unlikely to fall significantly from current levels. Modest economic growth and improving income and sales tax revenues are providing some support for state and local governments. However, cutbacks in state support for municipalities and persisting downward pressure on property tax revenues could keep local municipal issuers vulnerable. If the economy slides back into a recession—which we are not currently predicting—municipalities will face even tougher challenges.

State and local government liabilities such as pension benefits and health care costs are growing long-term concerns. Maintaining balanced budgets and addressing these long-term concerns require careful and dedicated work by state and local officials. These efforts will need to continue—with or without additional federal government assistance.

We continue to believe that the municipal bond market is a high-quality market, with good opportunities for long-term investors. In this low-rate environment, we believe long-term bonds and A rated sectors represent good value. While we are comforted somewhat by Federal Reserve assurances that interest rate hikes are not imminent and by the demonstrated ability of states to balance their budgets in tough times, we are mindful that municipal yields are at or near historic lows and that there is the potential for losses if rates rise in response to stronger economic growth or inflation. With rates at such low levels, we are guarded in our interest rate outlook and careful with any investment shift that might increase our portfolios’ interest rate sensitivity.

We believe T. Rowe Price’s strong credit research capabilities will remain an asset for our investors. We continue to conduct thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals—an investment strategy that has served our investors well in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Tax-Free Short-Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund

September 20, 2012

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays 65% High Grade/35% High-Yield Index: An index that tracks Barclays indexes of both investment-grade and below investment-grade municipal debt instruments.

Barclays Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Barclays Municipal Revenue Bond Index: An unmanaged index that tracks municipal revenue bonds.

Barclays 1–5 Year Blend (1–6 Year Maturity) Index: A subindex of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of short-term bonds engineered for the tax-exempt bond market.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

LIBOR: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short-and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the Tax-Free Short-Intermediate Fund, Tax-Free Income Fund, and Tax-Free High Yield Fund have two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 8/31/12	Year Ended 2/29/12	2/28/11	2/28/10	2/28/09	2/29/08
NET ASSET VALUE						
Beginning of period	$ 10.37	$ 9.50	$ 9.86	$ 9.21	$ 9.44	$ 10.07
Investment activities						
Net investment income[1]	0.20	0.40	0.42	0.44	0.44	0.44
Net realized and unrealized gain (loss)	0.19	0.87	(0.37)	0.64	(0.23)	(0.63)
Total from investment activities	0.39	1.27	0.05	1.08	0.21	(0.19)
Distributions						
Net investment income	(0.21)	(0.40)	(0.41)	(0.43)	(0.44)	(0.44)
NET ASSET VALUE						
End of period	**$ 10.55**	**$ 10.37**	**$ 9.50**	**$ 9.86**	**$ 9.21**	**$ 9.44**

Ratios/Supplemental Data

Total return[2]	**3.78%**	**13.62%**	**0.49%**	**11.98%**	**2.22%**	**(1.98)%**
Ratio of total expenses to average net assets	0.51%[3]	0.52%	0.52%	0.53%	0.53%	0.52%
Ratio of net investment income to average net assets	3.91%[3]	4.04%	4.22%	4.54%	4.68%	4.42%
Portfolio turnover rate	5.5%	16.0%	15.1%	16.7%	41.4%	29.9%
Net assets, end of period (in millions)	$ 1,859	$ 1,807	$ 1,629	$ 1,718	$ 1,459	$ 1,477

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS — For a share outstanding throughout each period

Advisor Class

	6 Months Ended 8/31/12	Year Ended 2/29/12	2/28/11	2/28/10	2/28/09	2/29/08
NET ASSET VALUE						
Beginning of period	$ 10.38	$ 9.51	$ 9.87	$ 9.22	$ 9.45	$ 10.08
Investment activities						
Net investment income[(1)]	0.19	0.36	0.38	0.40	0.41	0.41
Net realized and unrealized gain (loss)	0.18	0.88	(0.36)	0.65	(0.23)	(0.63)
Total from investment activities	0.37	1.24	0.02	1.05	0.18	(0.22)
Distributions						
Net investment income	(0.19)	(0.37)	(0.38)	(0.40)	(0.41)	(0.41)
NET ASSET VALUE						
End of period	**$ 10.56**	**$ 10.38**	**$ 9.51**	**$ 9.87**	**$ 9.22**	**$ 9.45**

Ratios/Supplemental Data

Total return[(2)]	**3.59%**	**13.24%**	**0.18%**	**11.62%**	**1.89%**	**(2.29)%**
Ratio of total expenses to average net assets	0.87%[(3)]	0.84%	0.82%	0.83%	0.85%	0.84%
Ratio of net investment income to average net assets	3.55%[(3)]	3.70%	3.89%	4.20%	4.32%	4.09%
Portfolio turnover rate	5.5%	16.0%	15.1%	16.7%	41.4%	29.9%
Net assets, end of period (in millions)	$ 1,123	$ 1,162	$ 1,312	$ 663	$ 319	$ 320

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
MUNICIPAL SECURITIES 99.5%		
Alabama 0.4%		
Camden Ind. Dev. Board, Weyerhaeuser 6.125%, 12/1/24 (Prerefunded 12/1/13) (1)	2,500	2,684
Health Care Auth. for Baptist Health, 5.00%, 11/15/14	3,400	3,587
Health Care Auth. for Baptist Health, 5.00%, 11/15/15	2,975	3,199
Montgomery Medical Clinic Board, Jackson Hosp. & Clinic 5.25%, 3/1/36	3,340	3,429
		12,899
Arizona 2.0%		
Arizona HFA, Banner Health, 5.50%, 1/1/31	7,325	8,271
Arizona HFA, Banner Health, 5.50%, 1/1/38	5,000	5,554
Arizona HFA, Banner Health, 6.00%, 1/1/27	4,840	5,610
Arizona HFA, Banner Health, VR, 1.119%, 1/1/37	5,000	3,781
Arizona HFA, Phoenix Children's Hosp., 5.00%, 2/1/34	3,000	3,194
Maricopa County IDA, Dignity Health, Catholic Healthcare West 5.00%, 7/1/18	5,000	5,678
Phoenix Civic Improvement Corp., Sky Harbor Int'l. Airport 5.00%, 7/1/40	10,995	12,132
Phoenix Civic Improvement Corp., Wastewater 5.00%, 7/1/23 (2)	9,835	11,294
Pima County IDA, Tucson Electric Power, 5.75%, 9/1/29	5,000	5,337
		60,851
Arkansas 0.2%		
Jefferson County, Entergy Arkansas, 4.60%, 10/1/17	3,620	3,628
North Little Rock, 6.50%, 7/1/15 (2)(3)	2,550	2,800
		6,428
California 15.9%		
Bay Area Toll Auth., San Francisco, 5.625%, 4/1/44	6,000	6,923
California, Economic Recovery, 5.00%, 7/1/22	12,500	14,394

California, Economic Recovery, 5.25%, 7/1/21	5,500	6,687
California, GO, 5.00%, 9/1/31	7,000	7,891
California, GO, 5.00%, 9/1/32	12,400	13,948
California, GO, 5.25%, 9/1/25	10,000	11,896
California, GO, 5.25%, 3/1/30	2,300	2,644
California, GO, 5.50%, 3/1/40	8,605	9,860
California County Tobacco Securitization Agency, Tobacco Industry, STEP, 5.25%, 6/1/21	4,465	4,186
California Dept. of Water Resources, Power Supply 5.00%, 5/1/14	35,000	37,721
California Dept. of Water Resources, Power Supply 5.00%, 5/1/21	10,000	12,352
California Dept. of Water Resources, Power Supply 5.00%, 5/1/22	9,000	10,520
California Dept. of Water Resources, Power Supply, Series L 5.00%, 5/1/22	5,000	6,122
California HFA, Kaiser Permanente, 5.00%, 4/1/37	5,000	5,271
California HFA, Lucile Packard Children's Hosp. 1.45%, 8/15/23 (Tender 3/15/17)	2,000	2,032
California HFA, Providence Health & Services 6.50%, 10/1/38 (Prerefunded 10/1/18) (1)	60	79
California HFA, Providence Health & Services, 6.50%, 10/1/38	3,190	3,795
California HFA, Stanford Hosp. & Clinics, 5.00%, 8/15/42	7,000	7,740
California HFA, Sutter Health, 5.25%, 8/15/31	7,325	8,394
California Infrastructure & Economic Dev. Bank, Independent System Operator, 6.25%, 2/1/39	5,000	5,505
California Public Works Board, Dept. of Corrections 5.25%, 6/1/28 (Prerefunded 12/1/13) (1)	12,810	13,603
California Public Works Board, Mental Health, 5.50%, 6/1/23	3,000	3,192
California Statewide CDA, American Baptist Homes of the West 6.25%, 10/1/39	3,600	3,908
California Statewide CDA, Cottage Health, 5.00%, 11/1/40	9,150	9,888
California Statewide CDA, Cottage Health, 5.25%, 11/1/30	7,000	7,954

California Statewide CDA, Huntington Memorial Hosp. 5.00%, 7/1/27	6,500	6,828
California Statewide CDA, Kaiser Permanente, 5.00%, 4/1/42	8,130	8,859
California Statewide CDA, Kaiser Permanente, 5.25%, 3/1/45	13,000	13,800
California Statewide CDA, Southern California Edison 4.25%, 11/1/33 (Tender 11/1/16) (4)	4,175	4,632
Capistrano Unified School Dist., No. 90-2 Talega 5.875%, 9/1/23	1,415	1,443
Chula Vista Ind. Dev., PCR, San Diego Gas & Electric 5.875%, 2/15/34	2,000	2,348
Foothill/ Eastern Transportation Corridor Agency 5.75%, 1/15/40 (2)	3,000	3,001
Foothill/ Eastern Transportation Corridor Agency Zero Coupon, 1/1/15 (3)	5,000	4,946
Foothill/ Eastern Transportation Corridor Agency Zero Coupon, 1/1/17 (3)	18,000	17,328
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.00%, 6/1/35 (4)	10,000	10,247
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.50%, 6/1/33 (Prerefunded 6/1/13) (1)	7,500	7,797
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.625%, 6/1/38 (Prerefunded 6/1/13) (1)	8,500	8,844
Los Angeles Airport, 5.00%, 5/15/40	12,100	13,576
Los Angeles Airport, 5.25%, 5/15/27	5,000	6,001
Los Angeles Dept. of Water & Power, 5.00%, 7/1/43	5,000	5,781
Los Angeles Dept. of Water & Power, Electric, 5.00%, 7/1/32 (5)	6,685	7,623
Los Angeles Harbor Dept., 5.25%, 8/1/34	5,750	6,587
Los Angeles Harbor Dept., 7.60%, 10/1/18 (3)	2,060	2,471
Padre Dam Municipal Water Dist., COP, 5.25%, 10/1/39	8,575	9,587
Riverside County Redev. Agency, 6.00%, 10/1/37	3,550	3,513
Sacramento County Sanitation Dist. Fin. Auth., VR 0.843%, 12/1/35 (4)	2,800	2,073
Sacramento Municipal Utility Dist., 5.00%, 8/15/32	2,000	2,327

San Buenaventura, Community Memorial Health 8.00%, 12/1/31	3,700	4,677
San Diego County Regional Airport Auth., 5.00%, 7/1/34	7,000	7,729
San Diego County Regional Airport Auth., 5.00%, 7/1/40	12,250	13,359
San Diego Public Fac. Fin. Auth., Sewer Utility, 5.25%, 5/15/39	2,500	2,851
San Diego Public Fac. Fin. Auth., Water Utility, 5.50%, 8/1/39	9,000	10,518
San Francisco City & County Airports Commission 5.00%, 5/1/35	9,750	10,801
San Francisco City & County Airports Commission 5.25%, 5/1/32	6,705	7,689
San Francisco City & County Airports Commission 6.00%, 5/1/39	13,000	15,357
Southern California Public Power Auth., Los Angeles Dept. of Water & Power, 5.00%, 7/1/29	14,250	16,506
Torrance, Memorial Medical Center, 5.00%, 9/1/40	5,070	5,418
Union Elementary School Dist., GO, Zero Coupon, 9/1/13 (4)	3,520	3,505
Univ. of California Regents, 5.125%, 5/15/15 (5)	1,475	1,526
Univ. of California Regents, 5.125%, 5/15/17 (5)	8,000	8,272
Univ. of California Regents 5.125%, 5/15/17 (Prerefunded 5/15/13) (1)(5)	365	378
Univ. of California Regents, Series A1 5.125%, 5/15/15 (Prerefunded 5/15/13) (1)(5)	310	320
Univ. of California Regents, Series A2 5.125%, 5/15/15 (Prerefunded 5/15/13) (1)(5)	115	119
		475,142
Colorado 1.8%		
Colorado HFA, Adventist Health/Sunbelt, VR, 5.25%, 11/15/35	8,500	9,135
Colorado HFA, Covenant Retirement Communities 6.125%, 12/1/33	2,000	2,041
Colorado Housing Fin. Auth., Single Family, 5.50%, 11/1/29	4,020	4,166
Denver City & County Airport, 5.25%, 11/15/36	15,840	17,795
Denver Convention Center Hotel Auth., 5.25%, 12/1/20 (6)	8,370	8,866

E-470 Public Toll Highway Auth., 5.50%, 9/1/24 (2)	2,500	2,732
Univ. of Colorado, 5.375%, 6/1/38	8,000	9,404
		54,139
Connecticut 1.0%		
Connecticut HEFA, Stamford Hosp., 5.00%, 7/1/42	20,500	22,100
Mashantucket (Western) Pequot Tribe, 6.50%, 9/1/31 (7)(8)(9)	3,500	1,376
Mohegan Tribe Indians, 6.00%, 1/1/16	1,865	1,867
Mohegan Tribe Indians, 6.25%, 1/1/31	5,750	5,753
		31,096
Delaware 0.4%		
Delaware Economic Dev. Auth., PCR, Delmarva Power & Light 5.40%, 2/1/31	5,680	6,251
Delaware HFA, Christiana Care Health, 5.00%, 10/1/40	5,780	6,407
		12,658
District of Columbia 4.8%		
District of Columbia, 5.00%, 6/1/17 (Prerefunded 6/1/15) (1)(5)	7,125	8,031
District of Columbia, 6.00%, 6/1/14 (2)(3)	2,305	2,534
District of Columbia, American Society of Hematology 5.00%, 7/1/36	3,500	3,845
District of Columbia, Friendship Public Charter School 5.00%, 6/1/35 (10)	2,750	2,631
District of Columbia, Friendship Public Charter School 5.25%, 6/1/33 (10)	1,845	1,833
District of Columbia, GO, 6.00%, 6/1/14 (2)	4,400	4,812
District of Columbia, GO, 6.00%, 6/1/15 (2)	1,550	1,772
District of Columbia, GO, 6.00%, 6/1/17 (2)	4,350	5,335
District of Columbia, Income Tax, GO, 5.50%, 12/1/30	12,000	15,033
District of Columbia, National Public Radio, 5.00%, 4/1/30	14,000	15,785

District of Columbia Water & Sewer Auth., Public Utility 6.00%, 10/1/35	2,600	3,161
Metropolitan Washington Airports Auth., 5.25%, 10/1/24	3,000	3,526
Metropolitan Washington Airports Auth., 5.25%, 10/1/25	6,000	7,005
Metropolitan Washington Airports Auth., 5.625%, 10/1/39	19,250	21,925
Metropolitan Washington Airports Auth., Dulles Toll Road STEP, Zero Coupon, 10/1/44	9,350	7,918
Metropolitan Washington Airports Auth., Dulles Toll Road 5.25%, 10/1/44	10,950	12,128
Washington Convention & Sports Auth., 5.00%, 10/1/40	11,175	12,052
Washington Metropolitan Area Transit Auth., 5.125%, 7/1/32	2,500	2,846
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/26	3,000	3,531
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/27	6,000	7,026
		142,729

Florida 7.3%

Broward County, Half Century Main Court House 5.25%, 10/1/36	9,210	10,433
Florida Board of Ed., Lottery, 5.00%, 7/1/15	14,000	15,768
Florida Board of Ed., Lottery, 5.00%, 7/1/26	5,000	5,635
Florida DOT, Turnpike, 5.00%, 7/1/27 (5)	5,000	5,495
Florida Municipal Power Agency, 5.00%, 10/1/28	5,400	6,054
Florida Municipal Power Agency 5.00%, 10/1/31 (Tender 10/1/18)	5,250	5,836
Florida Municipal Power Agency, 6.25%, 10/1/31	7,100	8,605
Highlands County HFA, Adventist Health/Sunbelt 5.875%, 11/15/29 (Prerefunded 11/15/13) (1)	7,000	7,449
Highlands County HFA, Adventist Health/Sunbelt 6.00%, 11/15/37	8,950	10,482
Jacksonville, Transportation, 5.00%, 10/1/29	3,500	4,043
Jacksonville, Transportation, 5.00%, 10/1/30	7,200	8,269
Jacksonville, Transportation, 5.00%, 10/1/31	4,450	5,090

Miami-Dade County, Aviation, 5.375%, 10/1/41	26,900	30,565
Miami-Dade County, Aviation, 5.50%, 10/1/36	10,000	11,461
Miami-Dade County, Transit Sales Tax, 5.00%, 7/1/37 (6)	11,000	12,401
Miami-Dade County EFA, Univ. of Miami, 5.50%, 4/1/38	220	244
Miami-Dade County EFA, Univ. of Miami, 5.75%, 4/1/28	1,915	2,162
Miami-Dade County Expressway Auth., 5.00%, 7/1/40	13,000	14,158
Miami-Dade County Expressway Auth., 5.125%, 7/1/25 (4)	5,900	5,908
North Brevard County Hosp. Dist., Parrish Medical Center 5.75%, 10/1/43	5,000	5,502
Orange County HFA, Nemours Foundation, 5.00%, 1/1/20	1,000	1,191
Orange County HFA, Nemours Foundation 5.00%, 1/1/35 (Prerefunded 1/1/15) (1)	1,435	1,582
Orange County HFA, Nemours Foundation, 5.00%, 1/1/39	20,565	22,647
Orlando & Orange County Expressway Auth., 5.00%, 7/1/25 (11)	10,880	12,914
Seminole Tribe of Florida, 5.50%, 10/1/24 (7)	4,400	4,665
		218,559
Georgia 3.1%		
Atlanta Water & Sewer, Wastewater, 6.25%, 11/1/34	7,000	8,495
DeKalb County Water & Sewer, 5.00%, 10/1/35 (12)	7,000	8,349
Fulton County, Water & Sewer, 5.00%, 1/1/27	7,000	8,268
Fulton County Dev. Auth., Woodruff Arts Center 5.25%, 3/15/24	8,000	9,089
Hall County & Gainesville Hosp. Auth., Northeast Georgia Health, 5.375%, 2/15/40	16,255	17,914
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/20	1,900	2,055
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.50%, 9/15/25	6,000	6,664
Municipal Electric Auth. of Georgia, 5.00%, 1/1/21	11,300	13,678
Municipal Electric Auth. of Georgia, 5.50%, 1/1/20	2,915	3,221

Municipal Electric Auth. of Georgia 5.50%, 1/1/20 (Prerefunded 1/1/13) (1)	85	94
Municipal Electric Auth. of Georgia, 5.70%, 1/1/19 (4)	4,740	5,402
Municipal Electric Auth. of Georgia, 7.25%, 1/1/24 (5)	6,500	9,347
		92,576
Hawaii 0.4%		
Hawaii Airports, 5.00%, 7/1/34	9,765	10,824
		10,824
Idaho 0.1%		
Nez Perce County, IDRB, PCR, Potlatch Corp., 7.00%, 12/1/14	2,700	2,763
		2,763
Illinois 7.9%		
Chicago, 5.50%, 1/1/14 (3)(11)	1,915	2,045
Chicago, 5.50%, 1/1/14 (3)(11)	1,300	1,390
Chicago, GO, 5.50%, 1/1/14 (11)	1,785	1,903
Chicago, GO, 5.50%, 1/1/18 (5)	3,880	4,517
Chicago, GO, VRDN, 0.18%, 1/1/40	200	200
Chicago Board of Ed., GO, VRDN, 0.18%, 3/1/35	240	240
Chicago Board of Ed., GO, Zero Coupon, 12/1/19 (4)	6,200	5,043
Chicago Midway Airport, 5.00%, 1/1/34 (Tender 1/1/15)	4,000	4,316
Chicago O'Hare Int'l. Airport, 5.00%, 1/1/20	10,600	11,758
Chicago O'Hare Int'l. Airport, 5.25%, 1/1/29	11,735	13,329
Chicago O'Hare Int'l. Airport, 5.50%, 1/1/31	5,490	6,473
Chicago O'Hare Int'l. Airport, 6.50%, 1/1/41	7,250	8,976
Illinois, Sales Tax, 5.50%, 6/15/16	1,345	1,350
Illinois, Unemployment Insurance Fund, 5.00%, 12/15/18	4,500	5,177
Illinois EFA, Northwestern Univ. 5.25%, 11/1/32 (Prerefunded 11/1/14) (1)	4,000	4,425

Illinois Fin. Auth., Advocate Health Care Network 6.50%, 11/1/38	2,500	2,940
Illinois Fin. Auth., Chicago Charter School Foundation 5.00%, 12/1/21	1,950	2,047
Illinois Fin. Auth., Chicago Charter School Foundation 5.00%, 12/1/26	5,000	5,138
Illinois Fin. Auth., Edward Health, 5.50%, 2/1/40 (5)	1,665	1,784
Illinois Fin. Auth., Institute of Technology, 5.00%, 4/1/22	5,765	5,747
Illinois Fin. Auth., Institute of Technology, 5.00%, 4/1/26	2,000	1,951
Illinois Fin. Auth., Lutheran Senior Services, Hillside Village 5.25%, 2/1/37	4,900	4,965
Illinois Fin. Auth., Northwestern Memorial Hosp. 5.50%, 8/15/43 (Prerefunded 8/15/14) (1)	12,750	14,026
Illinois Fin. Auth., Palos Community Hosp., 5.00%, 5/15/32 (2)	11,360	11,887
Illinois Fin. Auth., Rush Univ. Medical Center, 6.625%, 11/1/39	5,000	6,163
Illinois Toll Highway Auth., 5.00%, 1/1/27	10,000	11,314
Illinois Toll Highway Auth., 5.00%, 1/1/31	5,000	5,560
Illinois Toll Highway Auth., 5.50%, 1/1/33	5,000	5,547
Metropolitan Pier & Exposition Auth., McCormick Place 5.50%, 6/15/50	20,000	22,459
Metropolitan Pier & Exposition Auth., McCormick Place Zero Coupon, 6/15/18 (3)(4)	4,115	3,741
Metropolitan Pier & Exposition Auth., McCormick Place Zero Coupon, 6/15/18 (4)	10,045	8,594
Metropolitan Pier & Exposition Auth., McCormick Place Zero Coupon, 6/15/37 (4)	11,870	3,507
Metropolitan Pier & Exposition Auth., McCormick Place Zero Coupon, 12/15/41	10,000	2,289
Railsplitter Tobacco Settlement, Tobacco Industry 4.00%, 6/1/13	2,500	2,559
Regional Transportation Auth., 5.75%, 6/1/34 (12)	6,625	8,618
Regional Transportation Auth., 6.00%, 7/1/33 (4)	15,000	20,111
Regional Transportation Auth., 6.70%, 11/1/21 (4)	5,000	6,007

Regional Transportation Auth., 7.75%, 6/1/19 (4)	5,350	6,634
		234,730
Indiana 1.2%		
Goshen, Greencroft Obligated Group, 5.75%, 8/15/19	3,000	3,002
Indiana Fin Auth., Franciscan Alliance, Sisters of Saint Francis Health, 5.00%, 11/1/29	5,000	5,535
Indiana Fin. Auth., IDRB, Ohio Valley Electric 5.00%, 6/1/39	3,750	3,896
Indiana Health & Ed. Fac. Fin. Auth., Franciscan Alliance, Sisters of Saint Francis Health, 5.25%, 5/15/41 (12)	6,725	7,214
Jasper County Ind. Economic Dev. Auth., Northern Indiana Public Service, 5.70%, 7/1/17 (5)	5,000	5,745
Vigo County Hosp. Auth., Union Hosp., 5.70%, 9/1/37 (7)	5,000	5,155
Vigo County Hosp. Auth., Union Hosp., 7.75%, 9/1/31	5,000	6,086
		36,633
Iowa 0.1%		
Altoona, Urban Renovation Tax, 6.00%, 6/1/39	2,000	2,150
		2,150
Kansas 0.3%		
Kansas Dev. Fin. Auth., Adventist Health/Sunbelt 5.75%, 11/15/38	6,500	7,604
		7,604
Kentucky 0.3%		
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 6.375%, 6/1/40	5,385	6,372
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 6.50%, 3/1/45	2,500	2,973
		9,345

Louisiana 0.7%		
Louisiana Local Gov't. Environmental Fac. Auth., Jefferson Parish, GO, 5.00%, 4/1/26	2,000	2,257
Louisiana Local Gov't. Environmental Fac. Auth., Jefferson Parish, GO, 5.375%, 4/1/31	1,250	1,422
Sabine River Auth., PCR, Int'l. Paper, 6.20%, 2/1/25	2,500	2,521
Saint Charles Parish, PCR, Valero Energy 4.00%, 12/1/40 (Tender 6/1/22)	3,500	3,756
Saint John Baptist Parish, PCR, Marathon Oil 5.125%, 6/1/37	10,000	10,591
		20,547
Maryland 2.8%		
Baltimore City, Convention Center Hilton, 5.875%, 9/1/39	1,500	1,534
Gaithersburg, Asbury Maryland Obligation Group 5.125%, 1/1/26	4,750	4,862
Gaithersburg, Asbury Maryland Obligation Group 5.125%, 1/1/36	7,000	7,041
Gaithersburg, Asbury Maryland Obligation Group 5.65%, 1/1/19	1,755	1,964
Gaithersburg, Asbury Maryland Obligation Group 6.00%, 1/1/23	1,380	1,525
Maryland CDA, Residential, 3.95%, 9/1/17	2,715	2,981
Maryland Economic Dev. Corp., Ports America Chesapeake 5.75%, 6/1/35	3,000	3,273
Maryland Economic Dev. Corp., PCR, Potomac Electric Power 6.20%, 9/1/22	6,500	7,897
Maryland HHEFA, Adventist Healthcare, 6.25%, 1/1/31	2,500	2,909
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/39	4,350	5,258
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/41	3,000	3,424
Maryland HHEFA, Charlestown Community, 6.25%, 1/1/45	2,000	2,298
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/20	4,825	5,118

Maryland HHEFA, Ingleside at King Farm, Presbyterian Community, 5.30%, 1/1/37	2,500	2,328
Maryland HHEFA, Johns Hopkins Health, Zero Coupon, 7/1/19	7,675	6,023
Maryland HHEFA, Mercy Medical Center, 5.50%, 7/1/42	9,500	10,060
Maryland HHEFA, Mercy Ridge 6.00%, 4/1/35 (Prerefunded 4/1/13) (1)	2,535	2,645
Maryland HHEFA, Meritus Health, Washington County Hosp. 5.75%, 1/1/33	2,625	2,815
Maryland HHEFA, Meritus Health, Washington County Hosp. 5.75%, 1/1/38	2,350	2,504
Maryland HHEFA, Meritus Health, Washington County Hosp. 6.00%, 1/1/43	4,225	4,555
Maryland HHEFA, Univ. of Maryland Medical, 7.00%, 7/1/22 (4)	1,430	1,757
		82,771
Massachusetts 2.6%		
Massachusetts, 5.25%, 8/1/16 (Prerefunded 8/1/13) (1)	10,000	10,456
Massachusetts, Special Obligation 5.75%, 1/1/32 (Prerefunded 1/1/14) (1)(4)	6,000	6,427
Massachusetts Bay Transportation Auth., 7.00%, 3/1/21 (3)	2,760	3,175
Massachusetts Bay Transportation Auth., GO, 7.00%, 3/1/14	3,150	3,284
Massachusetts Bay Transportation Auth., GO, 7.00%, 3/1/21	2,990	3,965
Massachusetts DOT, 5.00%, 1/1/32	14,745	16,447
Massachusetts Ed. Fin. Auth., 6.00%, 1/1/28	1,660	1,931
Massachusetts HEFA, Harvard Univ., 5.50%, 11/15/36	2,500	3,033
Massachusetts HEFA, Harvard Univ., 6.25%, 4/1/20	5,000	6,757
Massachusetts HEFA, Massachusetts Institute of Technology 5.50%, 7/1/32	10,000	14,316
Massachusetts Water Pollution Abatement Trust, Water Resources Auth., 6.00%, 8/1/19	5,000	6,537
		76,328

Michigan 0.4%		
Michigan Hosp. Fin. Auth., Ascension Health Alliance 5.25%, 11/15/26	3,570	3,655
Michigan Strategic Fund, Dow Chemical, 6.25%, 6/1/14	5,000	5,460
Michigan Strategic Fund, IDRB, Detroit Edison 5.25%, 8/1/29 (Tender 8/1/14)	2,000	2,150
		11,265
Minnesota 0.1%		
Wayzata, Folkestone Senior Living Community, 4.875%, 5/1/19	1,500	1,516
		1,516
Mississippi 0.5%		
Claiborne County, PCR, System Energy Resources 6.20%, 2/1/26	2,775	2,779
Mississippi Business Fin. Corp., PCR, System Energy Resources 5.90%, 5/1/22	8,715	8,740
Warren County Gulf Opportunity Zone, PCR, Int'l. Paper 6.50%, 9/1/32	4,000	4,523
		16,042
Missouri 1.4%		
Cape Girardeau County IDA, Saint Francis Medical Center 5.75%, 6/1/39	2,150	2,404
Kansas City IDA, Downtown Redev., 5.00%, 9/1/31	4,480	5,054
Kansas City IDA, Downtown Redev., 5.50%, 9/1/25	5,000	6,029
Kansas City IDA, Downtown Redev., 5.50%, 9/1/26	7,000	8,379
Missouri Environmental Improvement & Energy Resource Auth. IDRB, Kansas City Power & Light 5.25%, 7/1/17 (Tender 4/1/13) (6)	4,000	4,092
Missouri HEFA, Washington Univ., 5.375%, 3/15/39	5,000	5,813
Missouri HEFA, Washington Univ., VRDN, 0.18%, 3/1/40	1,700	1,700

Missouri Joint Municipal Electric Utility Commission, Plum Point 5.00%, 1/1/23 (2)	6,355	6,704
		40,175
Nebraska 0.1%		
Omaha Public Power Dist., 6.20%, 2/1/17 (3)	3,000	3,377
		3,377
Nevada 1.7%		
Clark County, Motor Vehicle Fuel Tax, 5.125%, 7/1/16 (Prerefunded 7/1/13) (1)(5)	10,870	11,313
Clark County Airport, Las Vegas McCarran Int'l. Airport 5.00%, 7/1/25 (12)	1,800	2,030
Clark County Airport, Las Vegas McCarran Int'l. Airport 5.125%, 7/1/36	10,000	11,009
Clark County Airport, Las Vegas McCarran Int'l. Airport 5.75%, 7/1/42	11,500	13,192
Clark County School Dist., GO, 5.00%, 6/15/25 (4)	5,000	5,731
Clark County, IDRB, PCR, Southwest Gas 5.45%, 3/1/38 (Tender 3/1/13)	5,000	5,101
Las Vegas Valley Water Dist., GO, 5.00%, 6/1/42	3,000	3,374
		51,750
New Hampshire 0.5%		
New Hampshire Business Fin. Auth., PCR, Public Service 5.45%, 5/1/21 (2)	10,250	10,397
New Hampshire HEFA, Wentworth-Douglass Hosp. 5.375%, 1/1/15 (2)	3,095	3,238
		13,635
New Jersey 5.2%		
Garden State Preservation Trust, Farmland, 5.75%, 11/1/28 (12)	14,500	19,406
Middlesex County, Civic Square IV, COP 5.00%, 10/15/31	4,600	5,782

New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/21	1,000	1,157
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/22	7,000	8,115
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/23	2,000	2,296
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/28	1,000	1,114
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.25%, 7/1/31 (2)	3,900	4,164
New Jersey Economic Dev. Auth., Provident Group-Montclair Student Housing, 5.75%, 6/1/31	4,750	5,306
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 9/1/18	5,000	5,572
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 9/1/25	8,000	9,509
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 9/1/26	6,000	7,085
New Jersey Economic Dev. Auth., Seabrook Village 5.25%, 11/15/26	2,000	2,045
New Jersey EFA, Univ. of Medicine & Dentistry, 7.50%, 12/1/32	9,000	11,282
New Jersey HFFA, Pascack Valley Hosp. Assoc. 6.50%, 7/1/23 (9)(13)	3,000	—
New Jersey HFFA, Pascack Valley Hosp. Assoc. 6.625%, 7/1/36 (9)(13)	3,000	—
New Jersey Higher Ed. Student Assistance Auth. 4.75%, 12/1/29	1,740	1,802
New Jersey Housing & Mortgage Fin. Agency, Single Family 6.375%, 10/1/28	2,930	3,284
New Jersey Transportation Trust Fund Auth., 5.50%, 12/15/21	7,565	9,598
New Jersey Transportation Trust Fund Auth., 5.50%, 6/15/31	8,000	9,508
New Jersey Transportation Trust Fund Auth. 6.00%, 12/15/38 (Prerefunded 12/15/18) (1)(11)	5,400	7,059
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38	10,100	11,843
New Jersey Transportation Trust Fund Auth. Zero Coupon, 12/15/35	10,000	3,450
New Jersey Turnpike Auth., 5.00%, 1/1/35	12,350	13,878

New Jersey Turnpike Auth., 5.25%, 1/1/40	11,000	12,363
		155,618
New Mexico 0.4%		
Jicarilla Apache Nation, 5.50%, 9/1/23	3,990	4,140
New Mexico Ed. Assistance Foundation, 4.00%, 9/1/19	3,000	3,389
Sandoval County, IDRB, Intel Corp., 5.00%, 6/1/20	3,775	4,084
		11,613
New York 11.2%		
Albany City IDA, Saint Peter's Hosp., 5.25%, 11/15/32	2,000	2,151
Dormitory Auth. of the State of New York, City Univ. 5.75%, 7/1/13	2,710	2,830
Dormitory Auth. of the State of New York, City Univ. 5.75%, 7/1/18 (5)	5,000	5,750
Dormitory Auth. of the State of New York, City Univ. 6.00%, 7/1/14	3,445	3,636
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/21	150	173
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/22	6,000	6,848
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/26	4,165	4,675
Dormitory Auth. of the State of New York, Mount Sinai School of Medicine, 5.00%, 7/1/14	1,250	1,340
Dormitory Auth. of the State of New York, Mount Sinai School of Medicine, 5.125%, 7/1/39	9,845	10,853
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/31	12,000	13,602
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 12/15/31	11,515	13,137
Dormitory Auth. of the State of New York, State Univ. 5.25%, 5/15/15 (5)	3,600	3,905

Dormitory Auth. of the State of New York, State Univ. 5.25%, 5/15/19	3,325	3,811
Hudson Yards Infrastructure Corp., 5.25%, 2/15/47	2,415	2,718
Hudson Yards Infrastructure Corp., 5.75%, 2/15/47	8,975	10,528
Long Island Power Auth., 5.00%, 5/1/38	5,000	5,541
Long Island Power Auth., 5.25%, 12/1/20 (4)	5,000	5,633
Long Island Power Auth., 6.00%, 5/1/33	10,000	12,096
Long Island Power Auth., 6.25%, 4/1/33	13,000	16,177
Metropolitan Transportation Auth., 5.00%, 11/15/30	5,560	6,400
Metropolitan Transportation Auth., 5.00%, 11/15/34	7,240	8,102
Metropolitan Transportation Auth., 5.00%, 11/15/36	6,100	6,850
Metropolitan Transportation Auth., 5.25%, 11/15/26 (12)	15,000	19,455
Metropolitan Transportation Auth. 5.25%, 11/15/32 (Prerefunded 11/15/13) (1)	10,000	10,600
Metropolitan Transportation Auth., 6.25%, 11/15/23	5,710	7,251
Metropolitan Transportation Auth., 6.50%, 11/15/28	8,950	11,470
New York City, 5.50%, 6/1/21 (Prerefunded 6/1/13) (1)	725	754
New York City, GO, 5.25%, 8/1/13	5,000	5,229
New York City Health & Hosp. Corp., 5.00%, 2/15/15	4,000	4,407
New York City Municipal Water Fin. Auth., 5.00%, 6/15/31	5,000	5,544
New York City Municipal Water Fin. Auth., 5.00%, 6/15/44	3,100	3,524
New York City Municipal Water Fin. Auth., 5.75%, 6/15/40	1,300	1,566
New York Liberty Dev. Corp., 4 World Trade Center 5.75%, 11/15/51	30,990	36,676
New York Liberty Dev. Corp., One Bryant Park, 5.625%, 1/15/46	11,500	13,188
New York Liberty Dev. Corp., One Bryant Park, 6.375%, 7/15/49	8,400	9,631
New York State Thruway Auth., 5.00%, 1/1/37	3,000	3,384
New York State Thruway Auth., 5.00%, 1/1/42	6,000	6,736
New York State Urban Dev. Corp., Personal Income Tax 5.00%, 3/15/27	10,000	11,550

Port Auth. of New York & New Jersey, JFK Int'l. Air Terminal 6.00%, 12/1/42	2,500	2,898
Seneca Nation Indians Capital Improvement Auth. 5.00%, 12/1/23 (7)	4,000	4,063
Tobacco Settlement Fin. Corp., New York State, 4.00%, 6/1/13	3,715	3,818
Tobacco Settlement Fin. Corp., New York State 5.25%, 6/1/20 (5)	5,000	5,181
Triborough Bridge & Tunnel Auth., General Purpose 5.50%, 1/1/17 (3)	18,275	20,132
		333,813
North Carolina 1.2%		
Charlotte, Charlotte-Douglas Int'l. Airport, 5.00%, 7/1/39	7,450	8,301
Charlotte, Charlotte-Douglas Int'l. Airport, 5.50%, 7/1/34	7,545	8,773
North Carolina Eastern Municipal Power Agency, 5.00%, 1/1/26	6,500	7,357
North Carolina Eastern Municipal Power Agency, 5.30%, 1/1/15	1,400	1,422
North Carolina Eastern Municipal Power Agency 5.375%, 1/1/16	2,000	2,032
North Carolina Municipal Power Agency No. 1, Catawba Electric 5.25%, 1/1/20	2,500	2,932
Raleigh-Durham Airport Auth., 5.00%, 5/1/32	5,000	5,754
		36,571
North Dakota 0.5%		
Grand Forks Health Care, Altru Health, 5.00%, 12/1/32	11,935	12,936
McLean County Solid Waste Fac., Great River Energy 5.15%, 7/1/40	2,930	3,210
		16,146
Ohio 1.2%		
Ohio Air Quality Dev. Auth., PCR, Columbus Southern Power 3.875%, 12/1/38 (Tender 6/1/14)	3,000	3,097

Ohio Air Quality Dev. Auth., PCR, FirstEnergy 2.25%, 12/1/23 (Tender 6/3/13)	9,250	9,309
Ohio Air Quality Dev. Auth., PCR, FirstEnergy 5.70%, 8/1/20	10,000	11,629
Ohio State Univ., 5.25%, 6/1/17 (Prerefunded 6/1/13) (1)	910	944
Ohio Water Dev. Auth., PCR, FirstEnergy 5.875%, 6/1/33 (Tender 6/1/16)	8,515	9,586
		34,565
Oklahoma 0.2%		
Tulsa County Ind. Auth., Montereau, Senior Living Community 7.125%, 11/1/30	3,000	3,406
Tulsa County Ind. Auth., Montereau, Senior Living Community 7.25%, 11/1/40	2,500	2,826
		6,232
Oregon 0.4%		
Deschutes County Hosp. Fac. Auth., Saint Charles Health Cascade Healthcare Community, 8.25%, 1/1/38	5,000	6,473
Oregon Health & Science Univ., 5.75%, 7/1/39	3,750	4,328
Umatilla County Hosp. Fac. Auth., Catholic Health Initiatives 5.50%, 3/1/22	955	958
		11,759
Pennsylvania 3.5%		
Cumberland County Municipal Auth., Wesley 7.125%, 1/1/25 (Prerefunded 1/1/13) (1)	3,000	3,098
Delaware County IDA, Peco Energy, 4.00%, 12/1/12	10,000	10,079
Delaware River Port Auth. of Pennsylvania & New Jersey 5.00%, 1/1/40	5,400	5,934
Lancaster County Hosp. Auth., Brethren Village, 6.50%, 7/1/40	3,000	3,215
Luzerne County IDA, Pennsylvania-American Water 5.50%, 12/1/39	8,550	9,607

Montgomery County IDA, ACTS Retirement Communities 5.00%, 11/15/14	5,455	5,845
Montgomery County IDA, New Regional Medical Center 5.25%, 8/1/33	6,500	7,469
Northampton County General Purpose Auth., Saint Luke's Health Network, 5.50%, 8/15/40	5,565	5,877
Pennsylvania Economic Dev. Fin. Auth., IDRB, Allegheny Energy Supply, 7.00%, 7/15/39	6,000	7,169
Pennsylvania Housing Fin. Agency, Single Family 4.80%, 4/1/28	7,000	7,620
Pennsylvania Housing Fin. Agency, Single Family 4.875%, 10/1/34	5,000	5,307
Pennsylvania Turnpike Commission, 5.625%, 6/1/30	8,000	9,025
Philadelphia Airport, 5.00%, 6/15/35	16,000	17,350
Philadelphia Hosp. & Higher EFA, Children's Hosp. VRDN, 0.18%, 7/1/41	6,915	6,915
		104,510
Puerto Rico 0.7%		
Puerto Rico Sales Tax Fin. Corp., 6.00%, 8/1/39	8,000	9,111
Puerto Rico Sales Tax Fin. Corp., 6.50%, 8/1/44	10,500	12,520
		21,631
Rhode Island 0.1%		
Central Falls Detention Fac. Corp., 7.25%, 7/15/35	5,000	4,305
		4,305
South Carolina 1.0%		
Connector 2000 Assoc., Series A1, Zero Coupon, 1/1/32 (9)	6,663	483
Connector 2000 Assoc., Series A1, Zero Coupon, 7/22/51 (9)	14,905	328
Connector 2000 Assoc., Series B1, Zero Coupon, 1/1/32 (9)	3,206	144
Connector 2000 Assoc., Series B1, Zero Coupon, 7/22/51 (9)	10,109	81
Connector 2000 Assoc., Series C1, Zero Coupon, 7/22/51 (9)	2,195	12

Connector 2000 Assoc., Zero Coupon, 1/1/13 (9)	128	125
Connector 2000 Assoc., Zero Coupon, 1/1/14 (9)	134	122
Connector 2000 Assoc., Zero Coupon, 1/1/15 (9)	145	127
Connector 2000 Assoc., Zero Coupon, 1/1/16 (9)	161	134
Connector 2000 Assoc., Zero Coupon, 1/1/17 (9)	218	109
Connector 2000 Assoc., Zero Coupon, 1/1/18 (9)	241	108
Connector 2000 Assoc., Zero Coupon, 1/1/19 (9)	262	105
Connector 2000 Assoc., Zero Coupon, 1/1/20 (9)	285	91
Connector 2000 Assoc., Zero Coupon, 1/1/21 (9)	338	88
Connector 2000 Assoc., Zero Coupon, 1/1/22 (9)	358	75
Connector 2000 Assoc., Zero Coupon, 1/1/42 (9)	11,189	414
Georgetown County, PCR, Int'l. Paper, 5.70%, 4/1/14	9,090	9,724
Piedmont Municipal Power Agency, 6.50%, 1/1/14 (4)	3,000	3,223
Piedmont Municipal Power Agency, 6.50%, 1/1/14 (3)(4)	500	540
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.625%, 11/15/30 (Prerefunded 11/15/12) (1)	430	435
South Carolina Public Service Auth., 5.50%, 1/1/38	10,595	12,472
		28,940
South Dakota 0.4%		
South Dakota HEFA, Avera Health, 5.00%, 7/1/42	9,000	9,832
South Dakota HEFA, Sanford Health, Sioux Valley Hosp. 5.50%, 11/1/31	3,000	3,117
		12,949
Tennessee 0.7%		
Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase 1 5.125%, 10/1/35	5,000	5,067
Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/18	15,000	16,562
		21,629

Texas 7.6%

Abilene Health Fac. Dev. Corp., Sears Methodist Retirement 7.00%, 11/15/33	3,500	2,596
Guadalupe-Blanco River Auth. Ind. Dev., IDRB AEP Texas Central, 5.625%, 10/1/17	5,000	5,708
Harris County, Toll Roads, 5.00%, 8/15/17 (4)	5,000	5,445
Harris County Health Fac. Dev. Corp., Methodist Hosp. System VRDN, 0.17%, 12/1/41	3,730	3,730
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. 5.25%, 10/1/19 (3)	5,000	5,248
Houston, Airport System, 5.00%, 7/1/22	5,400	6,215
Houston, Airport System, 5.00%, 7/1/22 (4)	2,985	3,352
Houston, GO, 5.00%, 3/1/32 (2)	5,900	6,697
Lower Colorado River Auth., 5.00%, 5/15/30	3,885	4,486
Lower Colorado River Auth., 5.00%, 5/15/31	3,100	3,572
Lower Colorado River Auth., 5.625%, 5/15/39	13,575	15,477
Lower Colorado River Auth. 5.625%, 5/15/39 (Prerefunded 5/15/19) (1)	50	64
Lower Colorado River Auth. 5.75%, 5/15/37 (Prerefunded 5/15/15) (1)	280	320
Lower Colorado River Auth., 5.75%, 5/15/37	13,845	15,178
Lower Colorado River Auth., Revenue 2012 5.625%, 5/15/39 (Prerefunded 5/15/19) (1)	590	756
Lower Colorado River Auth., Revenue 2012-1 5.625%, 5/15/39 (Prerefunded 5/15/19) (1)	35	45
Matagorda County Navigation Dist. #1, PCR Central Power & Light, 6.30%, 11/1/29	2,500	2,902
North Texas Municipal Water Dist., 5.00%, 9/1/31	10,000	11,349
North Texas Tollway Auth., 5.00%, 1/1/36	15,000	16,761
North Texas Tollway Auth., 5.00%, 1/1/38	5,000	5,507
North Texas Tollway Auth., 5.25%, 1/1/44	15,000	16,266
North Texas Tollway Auth., 5.50%, 9/1/41	9,000	10,685

North Texas Tollway Auth., 5.75%, 1/1/40	4,000	4,486
North Texas Tollway Auth., 6.00%, 1/1/38	12,000	14,076
North Texas Tollway Auth., 6.125%, 1/1/31	5,000	5,554
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.25%, 8/15/28	5,000	5,441
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.50%, 8/15/31	16,720	18,456
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/24	5,865	6,469
Tarrant County Health Fac. Dev. Corp., Baylor Health Care 5.375%, 11/15/21	1,720	1,730
Texas Municipal Gas Acquisition & Supply Corp., Merrill Lynch 5.25%, 12/15/25	1,000	1,090
Texas PFA, Unemployment Obligation Trust, 5.00%, 7/1/19	22,000	23,788
Travis County Health Fac. Dev. Corp., Westminster Manor 7.00%, 11/1/30	1,000	1,183
Travis County Health Fac. Dev. Corp., Westminster Manor 7.125%, 11/1/40	2,000	2,345
		226,977
Utah 1.3%		
Intermountain Power Agency, 5.25%, 7/1/22	9,000	9,349
Utah Transit Auth., Sales Tax, 4.75%, 6/15/32 (12)	10,000	11,452
Utah Transit Auth., Sales Tax, 5.25%, 6/15/38	14,375	16,862
		37,663
Virgin Islands 0.2%		
Virgin Islands PFA, Diageo, 6.75%, 10/1/37	5,000	5,901
		5,901
Virginia 2.9%		
Fairfax County Economic Dev. Auth., Silver Line Phase 1 5.00%, 4/1/36	9,000	10,160

Washington Health Care Fac. Auth., Highline Medical Center 6.25%, 8/1/36	7,975	9,323
		64,410
West Virginia 0.6%		
Pleasants County, Allegheny Energy Supply, 5.25%, 10/15/37	7,400	7,789
West Virginia Building Commission, Regional Jail, Court Fees 5.375%, 7/1/18 (5)	2,560	2,854
West Virginia Economic Dev. Auth., State Lottery Fund 5.00%, 6/15/35	5,500	6,190
		16,833
Total Municipal Securities (Cost $2,678,906)		2,966,439
COMMON STOCKS 0.0%		
United Continental (9)	–	2
Total Common Stocks (Cost $–)		2
Total Investments in Securities 99.5% of Net Assets (Cost $2,678,906)		**$ 2,966,441**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Prerefunded date is used in determining portfolio maturity.
(2) Insured by National Public Finance Guarantee Corp.
(3) Escrowed to maturity
(4) Insured by Financial Guaranty Insurance Company
(5) Insured by AMBAC Assurance Corp.
(6) Insured by XL Capital Assurance Inc.
(7) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $15,259 and represents 0.5% of net assets.
(8) In default with respect to payment of interest.
(9) Non-income producing
(10) Insured by ACA Financial Guaranty Corp.
(11) Insured by Assured Guaranty U.S. Holdings
(12) Insured by Assured Guaranty Municipal Corp.

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,678,906)	$ 2,966,441
Interest receivable	35,739
Receivable for shares sold	2,719
Receivable for investment securities sold	2,625
Cash	10
Other assets	68
Total assets	3,007,602
Liabilities	
Payable for investment securities purchased	18,883
Payable for shares redeemed	4,308
Investment management fees payable	1,131
Due to affiliates	62
Other liabilities	1,372
Total liabilities	25,756
NET ASSETS	**$ 2,981,846**
Net Assets Consist of:	
Undistributed net investment income	$ 3,163
Accumulated undistributed net realized loss	(18,994)
Net unrealized gain	287,535
Paid-in capital applicable to 282,567,525 shares of $1.00 par value capital stock outstanding; 500,000,000 shares authorized	2,710,142
NET ASSETS	**$ 2,981,846**
NET ASSET VALUE PER SHARE	
Investor Class	
($1,858,533,195 / 176,167,543 shares outstanding)	**$ 10.55**
Advisor Class	
($1,123,312,699 / 106,399,982 shares outstanding)	**$ 10.56**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Tax-Free Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities. The fund has two classes of shares: the Tax-Free Income Fund original share class, referred to in this report as the Investor Class, offered since October 26, 1976, and the Tax-Free Income Fund–Advisor Class (Advisor Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on August 31, 2012:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended August 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of August 31, 2012, the fund held no derivative instruments.

Additionally, during the six months ended August 31, 2012, the fund recognized $57,000 of gain on interest rate derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended August 31, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Counterparty Risk and Collateral Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. Cash posted by the fund to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of August 31, 2012, no margin had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $211,694,000 and $159,551,000, respectively, for the six months ended August 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after March 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of February 29, 2012, the fund had $17,916,000 of available capital loss carryforwards, which expire as follows: $1,288,000 in fiscal 2016 and $9,481,000 in fiscal 2017; $7,147,000 have no expiration.

At August 31, 2012, the cost of investments for federal income tax purposes was $2,676,693,000. Net unrealized gain aggregated $289,748,000 at period-end, of which $301,327,000 related to appreciated investments and $11,579,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2012, expenses incurred pursuant to these service agreements were $74,000 for Price Associates and $194,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds and the total expense ratio for the Advisor Class was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free Income Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date October 16, 2012